EXHIBIT 10.1

AMENDMENT NO. 2 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of March 28, 2013, by and among BLACKROCK, INC., a Delaware corporation (the “Company”), the Designated Borrowers party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the banks and other financial institutions or entities party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 10, 2011 (as amended by that certain Amendment No. 1 to Five-Year Revolving Credit Agreement dated as of March 30, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Capitalized Terms.  All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.           Amendments.  Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following:

“‘Maturity Date’ means the earliest to occur of (a) March 28, 2018 (as such date may be extended with respect to consenting Lenders pursuant to Section 2.10), (b) the date of termination by the Company pursuant to Section 2.6, or (c) the date of termination pursuant to Section 11.2(a).”

(b)           The Aggregate Commitments under the Credit Agreement are increased from $3,785,000,000 prior to the effectiveness of this Amendment to $3,990,000,000 upon the effectiveness of this Amendment, and Schedule 1.1(b) to the Credit Agreement is replaced with a revised Schedule 1.1(b) attached hereto as Exhibit A to this Amendment, which such Schedule 1.1(b) reflects the Commitments of all the Lenders upon the effectiveness of this Amendment.

For the avoidance of doubt, (i) the amendment set forth in subsection 2(a) above shall not constitute a utilization of the Company’s option to request extensions of the Maturity Date in respect of the Revolving Credit Facility pursuant to Section 2.10 of the Credit Agreement and (ii) the amendment set forth in subsection 2(b) above shall not constitute a utilization of any optional increase of the Aggregate Commitments pursuant to Section 2.7 of the Credit Agreement.

(c)           The cover page of the Credit Agreement is hereby amended such that Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc.  are designated as additional Joint Lead Arrangers and Joint Bookrunners thereunder.  For the avoidance of doubt, the parties hereto acknowledge that each of (i) Wells Fargo Securities, LLC, (ii) Citigroup Global Markets Inc., (iii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (iv) Barclays Capital, (v) J.P. Morgan Securities LLC, (vi) Morgan Stanley Senior Funding, Inc., (vii) Deutsche Bank Securities Inc. and (viii) HSBC Securities (USA) Inc. shall be named as joint lead arrangers for the purposes of this Amendment.

3.           Effectiveness.  This Amendment shall become effective on the date when the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (a) counterparts of this Amendment executed by the Borrowers, the Guarantor and all of the Lenders and (b) payment of all fees, costs and expenses set forth in Sections 7(a) and (b) of this Amendment.

4.           Limited Effect.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.           Representations and Warranties.  Each Borrower and Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

6.           Acknowledgement and Reaffirmation.  By their execution hereof, each Borrower and the Guarantor hereby expressly (a) consents to this Amendment and to the amendments to the Credit Agreement set forth herein, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such Borrower or the Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) acknowledges and agrees that this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.           Costs, Expenses and Taxes.  The Company agrees to pay:

(a)           in accordance with Section 13.3 of the Credit Agreement, but subject to the provisions set forth in Section 5 of that certain commitment letter dated as of March 5, 2013 from Wells Fargo and the other commitment parties thereto to the Company, all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities;

(b)           all fees payable pursuant to that certain letter agreement by and among the Company, Wells Fargo, Wells Fargo Securities and Citigroup Global Markets Inc., dated as of March 5, 2013; and

(c)           without duplication of any amount payable pursuant to subparagraph (b) above, a fee to each Lender whose Commitment is increased (including any new Lender who did not hold a Commitment prior to this Amendment) as a result thereof in an amount equal to 0.08% times the amount by which the Commitment of such Lender on the date of this Amendment exceeds the Commitment of such Lender in effect prior to the effectiveness of this Amendment.

8.           Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic (pdf) transmission shall be effective as delivery of a manually executed counterpart hereof.

9.           Governing Law.  This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

10.           Entire Agreement.  This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

11.           Successors and Assigns.  This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives, all as of the day and year first written above.

BORROWERS:

BLACKROCK, INC., as Borrower and Guarantor

By:	/s/ Amy Engel
Name:	Amy Engel
Title:	Managing Director and Treasurer

BLACKROCK GROUP LIMITED, as Designated Borrower

By:	/s/ James DesMarais
Name:	James DesMarais
Title:	Director

BLACKROCK HOLDINGS DEUTSCHLAND GMBH, as Designated Borrower

By:	/s/ Peter Lohse
Name:	Peter Lohse
Title:	Geschäftsführer

By:
Name:
Title:

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, L/C Agent and Lender

By:	/s/ Tracy Moosbrugger
Name:	Tracy Moosbrugger
Title:	Managing Director

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

CITIBANK, N.A., as Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Ayesha Umer
Name:	Ayesha Umer
Title:	Vice President

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

BANK OF AMERICA, N.A., as Lender

By:	/s/ Juan S. Agudelo
Name:	Juan S. Agudelo
Title:	Assistant Vice President

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

BARCLAYS BANK PLC, as Lender

By:	/s/ Gregory Fishbein
Name:	Gregory Fishbein
Title:	Assistant Vice President

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Stephanie W. Lee
Name:	Stephanie W. Lee
Title:	Director

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

THE ROYAL BANK OF SCOTLAND plc, as Lender

By:	/s/ Karen Beatty
Name:	Karen Beatty
Title:	Director

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director
Banking Products Services, US

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director
Banking Products Services, US

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

CREDIT SUISSE AG, Cayman Islands Branch, as Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Sanja Gazahi
Name:	Sanja Gazahi
Title:	Associate

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

MIZUHO CORPORATE BANK, LTD., as Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Karen A. Gallagher
Name:	Karen A. Gallagher
Title:	Vice President

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Joanne Carey
Name:	Joanne Carey
Title:	Vice President

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

ROYAL BANK OF CANADA, as Lender

By:	/s/ Greg DeRise
Name:	Greg DeRise
Title:	Authorized Signatory

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Barry K. Chung
Name:	Barry K. Chung
Title:	SVP

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

BNP PARIBAS, as Lender

By:	/s/ Kip Testwuide
Name:	Kip Testwuide
Title:	Co-Head of Fixed Income Americas

By:	/s/ Edward Speal
Name:	Edward Speal
Title:	Managing Director

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Lender

By:	/s/ Charles Kornberger
Name:	Charles Kornberger
Title:	MD

By:	/s/ Walter J. Buckley
Name:	Walter J. Buckley
Title:	Managing Director

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Rita Walz-Cuccioli
Name:	Rita Walz-Cuccioli
Title:	Executive Director
Banco Santander, S.A., New York Branch

By:	/s/ Terence Corcoran
Name:	Terence Corcoran
Title:	Senior Vice President
Banco Santander, S.A., New York Branch

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

SOCIETE GENERALE, as Lender

By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

STANDARD CHARTERED BANK, as Lender

By:	/s/ John Fell
Name:	John Fell
Title:	Managing Director & Head of Funds, Americas

By:	/s/ Robin Francis
Name:	Robin Francis
Title:	Manager

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and as the Japanese Yen Lender

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	General Manager

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

NOMURA INTERNATIONAL PLC, as Lender

By:	/s/ Sean P. Kelly
Name:	Sean P. Kelly
Title:	Managing Director

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Oscar D. Cortez
Name:	Oscar D. Cortez
Title:	Vice President

BlackRock, Inc.
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)
Signature Pages

Exhibit A
(to Amendment No. 2 to Five-Year Revolving Credit Agreement)

Schedule 1.1(b)
(to Five-Year Revolving Credit Agreement)

Commitments

	Commitment	Percentage
Wells Fargo Bank, National Association	$255,000,000.00	6.4%
Citibank, N.A.	$255,000,000.00	6.4%
JPMorgan Chase Bank, N.A.	$255,000,000.00	6.4%
Morgan Stanley Bank, N.A.	$255,000,000.00	6.4%
Bank of America, N.A.	$255,000,000.00	6.4%
Barclays Bank PLC	$255,000,000.00	6.4%
Deutsche Bank AG New York Branch	$255,000,000.00	6.4%
HSBC Bank USA, N.A.	$255,000,000.00	6.4%
The Royal Bank of Scotland plc	$170,000,000.00	4.3%
UBS AG, Stamford Branch	$170,000,000.00	4.3%
Credit Suisse AG	$170,000,000.00	4.3%
Mizuho Corporate Bank, Ltd.	$170,000,000.00	4.3%
Goldman Sachs Bank USA	$170,000,000.00	4.3%
State Street Bank and Trust Company	$170,000,000.00	4.3%
The Bank of New York Mellon	$170,000,000.00	4.3%
Royal Bank of Canada	$170,000,000.00	3.0%
U.S. Bank National Association	$120,000,000.00	3.0%
BNP Paribas	$120,000,000.00	1.3%
Credit Agricole Corporate & Investment Bank	$50,000,000.00	1.3%
Banco Santander, SA, New York Branch	$50,000,000.00	1.3%
Societe Generale	$50,000,000.00	1.3%
Standard Chartered Bank	$50,000,000.00	1.3%
Sumitomo Mitsui Banking Corporation	$50,000,000.00	1.3%
Nomura International PLC	$50,000,000.00	1.3%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$50,000,000.00	1.3%

Total	$3,990,000.00	100.000000000%

BlackRock, Inc.
Exhibit A
Amendment No. 2 to Five-Year Revolving Credit Agreement (2013)